Exhibit 10.61


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of September 29, 2000, is by and between WTC Industries, Inc., a Delaware corporation, Pentapure Incorporated, a Minnesota corporation, Robert C. Klas, Sr. (collectively, the "Borrowers"), and U.S. Bank National Association, a national banking association (the "Lender").

                                    RECITALS

                  1. The Lender and the Borrowers entered into a Credit Agreement dated as of March 29, 2000 as amended by a First Amendment to Credit Agreement dated as of June 28, 2000 (the "Credit Agreement"); and

                  2. The Borrowers desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows

                  2.1 DEFINITIONS. Section 1.1 of the Credit Agreement is amended by amending the definitions of "Advance", "Advancing Period" and "Notes" to read as follows:

         "Advance": Any portion of the outstanding Revolving Loan, the Klas Revolving Loan, and, during the Advancing Period (and thereafter unless the Borrower elects to fix the rate of interest on the Term Loan or the New Term Loan, as applicable), the Term Loan and the New Term Loan, as to which one of the available interest rate options is applicable. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance subject to the other provisions of this Agreement.

         "Advancing Period": As defined in Section 2.1(c) with respect to the Term Loan and as defined in Section 2.1(e) with respect to the New Term Loan.

         ""Notes": The Revolving Note, the Klas Revolving Note, the Term Note and the New Term Note.

                  2.2 MORE DEFINITIONS. Section 1.1 of the Credit Agreement is further amended by adding thereto the following definitions in appropriate alphabetical order:

         "New Term Loan": As defined in Section 2.1(e).

         "New Term Loan Commitment": The obligation of the Lender to make a term loan to the Corporate Borrowers in the New Term Loan Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

         "New Term Loan Commitment Amount": As defined in Section 2.1(e).

         "New Term Note": As defined in Section 2.3.

                  2.3 NEW TERM LOAN. Section 2.1 of the Credit Agreement is amended by adding thereto the following new Section 2.1(e) immediately following Section 2.1(d):

                  2.1(e) New Term Loan. A term loan (the "New Term Loan") to the Corporate Borrowers, available in multiple Advances from the date of the Second Amendment to this Agreement through January 31, 2001 (such period, the "Advancing Period") in an aggregate amount not to exceed $750,000 (the "New Term Loan Commitment Amount"). The proceeds of the New Term Loan shall be used to purchase equipment. The provisions of Section 2.2 hereof relating to Advances on the Term Loan shall apply to the New Term Loan.

                  2.4 NOTES. Section 2.3 of the Credit Agreement is amended by adding the following sentence at the end thereof:

                  The New Term Loan shall be evidenced by a promissory note (the "New Term Note"), substantially in the form of Exhibit 2.3(d) hereto, in an amount equal to the New Term Loan Commitment Amount.

                  2.5 INTEREST. Sections 2.5(a), 2.5(c), 2.5(d) and 2.5(e) are amended to read as follows:

                  2.5(a) Each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate, plus (ii) the Applicable Margin.

                  2.5(c) Upon the happening of any Event of Default and during the continuance thereof, each Advance, and after the Advancing Period, the Term Loan and the New Term Loan, shall, at the option of the Lender, bear interest at the rate otherwise applicable thereto, plus 2.0%.

                  2.5(d) On or before the end of the relevant Advancing Period, the Borrower shall have the option to fix the rate of interest on the Term Loan and/or the New Term Loan from the end of such Advancing Period through the maturity of the Term Loan or New Term Loan, as applicable. The interest rate applicable thereto shall be determined by the Lender and disclosed to the Borrower before the end of the applicable Advancing Period. If the Borrower elects to fix the interest rate, any prepayment of the Term Loan or the New Term Loan, as applicable, after the end of the Advancing Period shall be subject to the provisions of Section 2.18.

                  2.5(e) Interest shall be payable on all Advances on the first day of each month commencing April 1, 2000 (or the first day of the month following the Advance if the first Advance on a particular loan is after April 1, 2000) and on the first day of each month thereafter and on the Revolving Maturity Date for Revolving Loans, the Klas Revolving Maturity Date for the Klas Revolving Loans, and on the first day of each month following the end of the Advancing Period on the Term Loan and the New Term Loan and on the maturity of the Term Loan and the New Term Loan; provided that interest under Section 2.5(c) shall be payable on demand.

                  2.6 GLOBAL CHANGE. All references in the Credit Agreement (excluding exhibits thereto) to the Term Loan or Term Note, appearing after
Section 2.6 shall be deemed to include a reference to the New Term Loan and New Term Note.

                  2.7 KLAS FINANCIAL STATEMENTS. Section 5.1(g) of the Credit Agreement is amended to read as follows:

                  5.1(g) The updated personal financial statement of Klas as of December 31 of each year no later than April 30 of each year, and as of June 30 each year no later than October 31 of each year, and, promptly upon filing, a copy of the federal tax return of Klas for each year.

                  2.8 NET LOSS. Section 6.8 of the Credit Agreement is amended to read as follows:

                  6.8 Net Loss. The Corporate Borrowers will not incur a year to date net loss on a combined basis greater than $700,000 at any time.

                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                  3.1 This Amendment and the New Term Note in the form of
         Exhibit 2.3(d) hereto, each duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Corporate Borrowers authorizing the execution, delivery and performance of this Amendment and the New Term Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Corporate Borrowers since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary, and (ii) identifying each officer of the Corporate Borrower authorized to execute this Amendment, the New Term Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 The Borrowers shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

                  SECTION 4. WAIVER. Pursuant to the provisions of Section 6.8 of the Credit Agreement the Corporate Borrowers agreed not to incur a net loss on a year to date basis, on a combined basis, in excess of the amount set forth in such Section. The Corporate Borrowers have reported that their combined year to date net loss exceeded the amount allowed in such Section 6.8 for the eight months ended August 31, 2000. The Lender hereby waives the Event of Default under the Credit Agreement due to the Corporate Borrowers failure to meet the requirements of Section 6.8 for the eight months ended August 31, 2000. This waiver is limited to the express terms hereof and shall not extend to any other Default, Event of Default or period. This waiver is not, and shall not be deemed a course of action upon which the Borrowers may rely with respect to any other Default, Event of Default or request for a waiver and the Borrowers expressly waive any such claim.

                  SECTION 5. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

                  5.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

                  5.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrowers represent and warrant that the Borrowers have the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrowers in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which a Borrower is a party or a signatory or a provision of the Corporate Borrower's Certificate or Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to a Borrower or any of its property except, if any, in favor of the Lender. The Borrowers represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrowers of the Amendment Documents or other agreements and documents executed and delivered by the Borrowers in connection therewith or the performance of obligations of the Borrowers therein described, except for those which the applicable Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lender.

                  5.3 NO ADVERSE CLAIM. The Borrowers warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give any Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrowers' obligations under the Credit Agreement as amended by this Amendment.

                  SECTION 6. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrowers confirm to the Lender that the Borrowers' obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Corporate Borrowers in favor of the Lender under the Security Agreements dated as of March 29, 2000, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

                  SECTION 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 8. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 9. SUCCESSORS. The Amendment Documents shall be binding upon the Borrowers and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lender and the successors and assigns of the Lender.

                  SECTION 10. LEGAL EXPENSES. The Borrowers agree to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

                  SECTION 11. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  SECTION 12. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 13. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA,

WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWERS:                              WTC INDUSTRIES, INC.

                                        By:   /s/ Greg Jensen
                                             -----------------------------------

                                        Title:  Chief Financial Officer
                                               ---------------------------------



                                        PENTAPURE INCORPORATED

                                        By:   /s/ James Carbonari
                                             -----------------------------------

                                        Title:  Chief Executive Officer
                                               ---------------------------------


                                        /s/ Robert C. Klas, Sr.
                                        ----------------------------------------
                                        ROBERT C. KLAS, SR.

LENDER:                                 U.S. BANK NATIONAL ASSOCIATION


                                        By:   /s/ Jerry Welle
                                             -----------------------------------

                                        Title:  Vice President
                                               ---------------------------------

                                    TERM NOTE


$750,000                                                      September 29, 2000
                                                             St. Paul, Minnesota

                  FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, PENTAPURE INCORPORATED, a Minnesota corporation, and Robert C. Klas, Sr. hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of SEVEN HUNDRED FIFTY THOUSAND DOLLAR AND NO CENTS ($750,000) or if less, the full amount of Advances made under the New Term Loan (as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined) during the Advancing Period, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement. The Borrower may elect to fix the interest rate on this Note as described in the Credit Agreement. If the Borrower elects to fix the interest rate, a prepayment premium may apply as described in the Credit Agreement if the Borrower elects to prepay the principal.

                  Interest shall be payable on the first day of each month through the end of the Advancing Period. Commencing February 1, 2001, principal and interest shall be paid in equal installments sufficient in amount to amortize the then outstanding principal balance over a term of 36 months, and continuing on the first day of each month through May 1, 2002, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on May 31, 2002.

                  This note is the New Term Note referred to in the Credit Agreement dated as of March 29, 2000 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

                  In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                        WTC INDUSTRIES, INC.


                                        By  /s/ Greg Jensen
                                           -------------------------------------

                                        Title  Chief Financial Officer
                                              ----------------------------------


                                        PENATPURE INCORPORATED


                                        By  /s/ James Carbonari
                                           -------------------------------------

                                        Title  Chief Executive Officer
                                              ----------------------------------


                                        /s/ Robert C. Klas, Sr.
                                        ----------------------------------------
                                        Robert C. Klas, Sr.